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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported):
                      January 4, 2001 (December 21, 2000)

                         FOX ENTERTAINMENT GROUP, INC.
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              (Exact Name of Registrant as Specified in Charter)

    Delaware                    1-14595                      95-4066193
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(State or Other         (Commission File                   (IRS Employer
 Jurisdiction of         Number)                           Identification No.)
 Incorporation)

                          1211 Avenue of the Americas
                           New York, New York 10036
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                   (Address of Principal Executive Offices)

                   Registrant's Telephone Number, including
                          area code:  (212) 852-7111
                                      ---------------

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                 (Former Address, if changed since last report)
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Item 5:  Other Events
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     Haim Saban, Chairman and Chief Executive Officer of Fox Family Worldwide
Inc., announced that he has exercised his contractual right to require Fox Broadcasting Company, a subsidiary of The News Corporation Limited (NYSE:NWS), to buy his 49.5% stake in Fox Family Worldwide at a price based on the fair market value of the Company as of January 31, 2001.

     Fox Broadcasting currently owns 49.5% of Fox Family Worldwide; Allen & Co. owns the remaining 1%.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 4, 2001

                              FOX ENTERTAINMENT GROUP, INC.

                              By: /s/ Lawrence A. Jacobs
                                 -------------------------
                                 Lawrence A. Jacobs
                                 Secretary

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